OPPENHEIMER NEW YORK MUNICIPAL FUND

                      Supplement dated June 26, 2000 to the

                        Prospectus dated January 21, 2000

The Prospectus is changed as follows:

1. The second sentence of the first paragraph in the section entitled "Class A Contingent Deferred Sales Charge" on page 17 is revised to read as follows:

The Distributor pays dealers of record commissions in an amount equal to 0.50% of purchases of $1 million or more (other than purchases by retirement accounts, which are not permitted in the Fund).






June 26, 2000                                                    PS0360.011